UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2008

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Restoration Hardware, Inc. (the “Company”) is filing this Current Report on Form 8-K pursuant to the requirements of the Securities and Exchange Commission (“SEC”) to update the Company’s segment reporting included in its Annual Report on Form 10-K for the fiscal year ended February 3, 2007 (the “2006 Form 10-K”). The SEC requires updated segment reporting for previously filed financial statements included in the Annual Report on Form 10-K, if such financial statements are incorporated by reference in certain filings with the SEC, including proxy statements filed under the Securities Act of 1934, as amended.

Beginning with the second quarter of the Company’s fiscal year ending February 2, 2008, the Company made certain changes in its reporting of segment financial information. The Company is filing this Form 8-K to (1) provide investors with recasted historical information for periods prior to these changes in the Company’s financial reporting, and (ii) incorporate by reference the recasted historical financial information into the Company’s filings with the SEC. The recasted historical financial information contained in Exhibit 99.3 to this Form 8-K does not represent a restatement of previously issued financial statements and has no impact on the Company’s historical consolidated financial position, results of operations or cash flows.

The historical consolidated financial information included in Exhibit 99.3 of this Current Report on Form 8-K has been revised and updated from its previous presentation solely to reflect the Company’s new segment structure in Note 11 – Segment Reporting. Each of Business under Part I, Item I of the Company’s 2006 Form 10-K, and Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s 2006 Form 10-K included in Exhibits 99.1 and 99.2, respectively, of this Current Report on Form 8-K have been revised and updated from its previous presentation solely to reflect the Company’s new segment structure. Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference.

The information in this Current Report on Form 8-K is presented as of February 3, 2007, and, other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s 2006 Form 10-K.

Item 9.01.	Financial Statement and Exhibits

The following exhibits are filed with this report on Form 8-K:

(d)	Exhibit:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Business under Part I, Item I of Restoration Hardware, Inc.’s Annual Report on Form 10-K for the fiscal year ended February 3, 2007, conformed to reflect a change in segment reporting.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 on Form 10-K for the fiscal year ended February 3, 2007, conformed to reflect a change in segment reporting.

99.3	Financial Statements and Supplementary Data under Part II, Item 8 and Part IV, Item 15 of Restoration Hardware, Inc.’s Annual Report on Form 10-K for the fiscal year ended February 3, 2007, conformed to reflect a change in segment reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Date:	February15, 2008	By:	/s/ Chris Newman
		Name:	Chris Newman
		Title:	Chief Financial Officer